SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2007

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

        Connecticut                     1-9583                   06-1185706
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

             113 King Street,
             Armonk, New York                                       10504
(Addresses of principal executive offices)                        (Zip Code)

               Registrant's telephone number, including area code:
                                  914-273-4545

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. DEPARTURE OF CERTAIN OFFICERS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 5.02 of Form 8-K.

(b) On February 16, 2007, MBIA Inc. (the "Company") issued a press release announcing that Neil G. Budnick, President of MBIA Insurance Corporation and responsible for all new financial guarantee insurance business, and Mark S. Zucker, Managing Director and Head of Global Structured Finance, are leaving the Company. Mr. Budnick's responsibilities will be assumed by Gary C. Dunton, Chief Executive Officer. William C. Fallon, Managing Director and Head of Corporate Strategy, has been named Head of Global Structured Finance, replacing Mr. Zucker effective March 1, 2007. Messrs. Budnick and Zucker will leave the Company by April 30, 2007.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 5.02 as if fully set forth herein.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

99.1 Press Release issued by MBIA Inc. dated February 16, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         MBIA INC.


                                                         By: /s/ Ram D. Wertheim
                                                             -------------------
                                                             Ram D. Wertheim
                                                             General Counsel

Date: February 21, 2007

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                             Dated February 16, 2007


Exhibit 99.1    Press Release issued by MBIA Inc. dated February 16, 2007.